UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08049

______________________________________________

RENAISSANCE CAPITAL GREENWICH FUNDS

______________________________________________________________________________

(Exact name of registrant as specified in charter)

165 MASON STREET

GREENWICH, CONNECTICUT 06830

______________________________________________________________________________

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company Patricia A. Morisette, Esq. 100 Lincoln Street, SUM0703 Boston, Massachusetts 02111	James Ash Gemini Fund Services, LLC 80 Arkay Drive Hauppauge, New York 11788

Registrant’s telephone number, including area code: (203) 622-2978

Date of fiscal year end: September 30th

Date of reporting period: September 30, 2016

Item 1: Shareholder Report

Global IPO Fund

2016 Annual Report

September 30, 2016

Renaissance Capital LLC

The IPO Expert

Global IPO Fund

Dear Fellow Shareholders:

For the 12 months ended September 30, 2016, the Global IPO Fund’s total return was 7.70% compared with 15.43% for the S&P 500 and 15.47% for the Russell 2000 Index.*

While the Fund’s return was positive, the Fund underperformed the broad indexes of the stock market. This occurred because during the first six months of the period investors favored established large capitalization stocks over the smaller, newer companies that comprise the IPO universe due to concerns over slowing global growth and the Brexit vote in June 2016. These factors also significantly suppressed IPO issuance during the first six months of the period. The Fund performed well during the second half of the period but not enough to make up ground. IPO issuance reaccelerated after the Brexit vote.

Contributing to the Fund’s performance were optical interconnect product maker Acacia Communications, work clothes retailer Duluth, oil and gas E&P Parsley Energy and Chinese e-commerce retailer Alibaba. Detracting from performance were firewall provider Palo Alto Networks, flash memory storage hardware provider Pure Storage, immunotherapy biotech Aimmune Therapeutics and wearable fitness device designer Fitbit.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital LLC

Global IPO Fund

November 18, 2016

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. Performance data current to the most recent month end may be obtained at www.renaissancecapital.com. The S&P 500 is a widely recognized unmanaged index of 500 large cap U.S. common stocks. The Russell 2000 in an unmanaged index that measures the performance of approximately 2,000 small cap companies in the Russell 3000.

Global IPO Fund

Annual Total Returns

Growth of a $10,000 Investment

*	The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Global IPO Fund on 9/30/2006. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns.

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2016	September 30, 2016	September 30, 2016
The Global IPO Fund	7.70%	9.87%	2.93%
S&P 500 Index	15.43%	16.37%	7.24%
Russell 2000 Index	15.47%	15.82%	7.07%

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 98% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index or benchmark.

The Global IPO Fund’s Best Quarter	03/12	20.72%
The Global IPO Fund’s Worst Quarter	09/11	(25.81)%

Global IPO Fund

Holdings By Industry

September 30, 2016

	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets
Internet	16.0%	Real Estate Investment Trusts	4.1%
Commercial Services	11.3%	Software	4.0%
Diversified Financial Services	9.5%	Cosmetics/Personal Care	3.2%
Retail	9.3%	Food Service	3.1%
Health Services	8.3%	Packaging & Containers	3.1%
Oil & Gas	5.7%	Distribution/Wholesale	3.0%
Banks	4.6%	Pharmaceuticals	2.9%
Food	4.5%	Biotechnology	2.3%
Telecommunications	4.4%	Chemicals	0.7%
		Total	100.0%

Global IPO Fund

Report Of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The Global IPO Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Global IPO Fund as of September 30, 2016, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 22, 2016

Global IPO Fund

Portfolio Of Investments

September 30, 2016

	Shares	Value
COMMON STOCK - 100.0%
BANKS - 4.6%
Bank of NT Butterfield & Son Ltd. *	7,000	$173,320
First Republic Bank	2,000	154,220
		327,540
BIOTECHNOLOGY - 2.3%
AC Immune SA *	10,000	164,700

CHEMICALS - 0.7%
Valvoline, Inc. *	2,000	46,980

COMMERCIAL SERVICES - 11.3%
Cotiviti Holdings, Inc. *	7,000	234,710
IHS Markit Ltd. *	6,000	225,300
TransUnion *	10,000	345,000
		805,010
COSMETICS/PERSONAL CARE - 3.2%
elf Beauty, Inc. *	8,000	224,960

DISTRIBUTION/WHOLESALE - 3.0%
SiteOne Landscape Supply, Inc. *	6,000	215,580

DIVERSIFIED FINANCIAL SERVICES - 9.5%
Bats Global Markets, Inc.	2,000	60,260
Black Knight Financial Services, Inc. *	8,000	327,200
Depository Trust & Clearing Corp.* (a) (c)	—	4,232
Talend SA *	11,000	287,760
		679,452
FOOD - 4.5%
Amplify Snack Brands, Inc. *	20,000	324,000

FOOD SERVICE - 3.1%
AdvancePierre Foods Holdings, Inc.	2,000	55,120
US Foods Holding Corp. *	7,000	165,270
		220,390

See Notes to Financial Statements

Global IPO Fund

Portfolio Of Investments

September 30, 2016 (Continued)

	Shares	Value
HEALTH SERVICES - 8.3%
INC Research Holdings, Inc. *	5,000	$222,900
Patheon NV *	7,000	207,410
Quintiles IMS Holdings, Inc. *	2,000	162,120
		592,430
INTERNET - 16.0%
Alibaba Group Holding Ltd. *	3,500	370,265
Facebook, Inc. *	1,500	192,405
GoDaddy, Inc. *	1,000	34,530
LINE Corp. *	7,000	338,800
Trade Desk, Inc. *	7,000	204,470
		1,140,470
OIL & GAS - 5.7%
Parsley Energy, Inc. *	12,000	402,120

PACKAGING & CONTAINERS - 3.1%
Berry Plastics Group, Inc. *	5,000	219,250

PHARMACEUTICALS - 2.9%
Zoetis, Inc.	4,000	208,040

REAL ESTATE INVESTMENT TRUSTS - 4.1%
STORE Capital Corp.	10,000	294,700

RETAIL - 9.3%
Duluth Holdings, Inc. *	14,000	371,140
Ollie’s Bargain Outlet Holdings, Inc. *	11,000	288,310
		659,450
SOFTWARE - 4.0%
Atlassian Corp. PLC *	2,000	59,940
Twilio, Inc. *	3,500	225,260
		285,200
TELECOMMUNICATIONS - 4.4%
Acacia Communications, Inc. *	3,000	309,840

TOTAL COMMON STOCK (Cost - $5,355,043)		7,120,112

See Notes to Financial Statements

Global IPO Fund

Portfolio Of Investments

September 30, 2016 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 5.5%
MONEY MARKET FUNDS - 5.5%
Dreyfus Institutional Reserve Money Fund
Premier Shares, 0.01% **	197,011	$197,011
Milestone Treasury Obligations Fund
Institutional Shares, 0.20% **	197,011	197,011
TOTAL SHORT-TERM INVESTMENTS
(Cost - $394,022)		394,022

TOTAL INVESTMENTS - 105.5%		$7,514,134
(Cost - $5,749,065) (b)
LIABILITIES LESS OTHER ASSETS - (5.5)%		(396,995)
NET ASSETS - 100.0%		$7,117,139

*	Non-income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2016.

ADR - American Depositary Receipt

LP - Limited Partnership

(a)	Illiquid Security: the Fund holds fractional shares of this security. The Fund has the ability to sell the security back to DTCC or to other Shareholders of the Fund.

(b)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $5,775,494. At September 30, 2016, net appreciation for all securities was $1,738,640. This consists of aggregate gross unrealized appreciation of $1,830,143 and aggregate gross unrealized depreciation of $91,503.

(c)	Fair valued security. Total market value for fair valued securities is $4,232, representing 0.06% of net assets.

See Notes to Financial Statements

Global IPO Fund

Statement Of
Assets And Liabilities

As of September 30, 2016

Assets
Investment securities
At cost	$5,749,065
At value	$7,514,134
Dividends and Interest Receivable	2,925
Due From Advisor	11,628
Prepaid Expenses and Other Assets	11,689
Total Assets	7,540,376

Liabilities
Payable for Investments Purchased	379,834
Payable for Fund Shares Redeemed	189
Payable for Distribution Fees	2,465
Related Party Payable	16,405
Accrued Expenses and Other Liabilities	24,344
Total Liabilities	423,237

Net Assets	$7,117,139

Net Assets Consist of:
Paid-in-Capital	$5,761,069
Accumulated Net Investment Loss	(114,298)
Accumulated Net Realized Loss on Investments	(294,819)
Net Unrealized Appreciation on Investments	1,765,187
$7,117,139

Net Asset Value, Offering and Redemption Price Per Share*
($7,117,139/461,690 shares of beneficial interest, without par value, unlimited number of shares authorized)	$15.41

*	The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements

Global IPO Fund

Statement Of Operations

For the Year Ended September 30, 2016

Investment Income
Dividends	$25,411
Interest	259
Total Investment Income	25,670

Expenses
Investment Adviser	106,547
Federal and State Registration	28,076
Administration Fees	56,386
Transfer Agent Fees and Expenses	42,218
Professional Fees	33,555
Shareholder Reports	29,245
Distribution Fees	17,758
Trustees’ Fees	8,602
Custody Fees	4,360
Other Expenses	1,480
Total Expenses	328,227
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(150,697)
Net Expenses	177,530
Net Investment Loss	(151,860)

Net Realized and Unrealized Gain on Investments
Net Realized Gain (Loss) on Investments	(49,079)
Net Change in Unrealized Appreciation (Depreciation) During the year on Investments	687,766

Net Realized and Unrealized Gain on Investments	638,687

Net Increase in Net Assets Resulting from Operations	$486,827

See Notes to Financial Statements

Global IPO Fund

Statements Of
Changes In Net Assets

	Period Ended	Year Ended
	September 30,	September 30,
	2016	2015
Increase in Net Assets from Operations
Net Investment Loss	$(151,860)	$(216,360)
Net Realized Gain (Loss) on Investments	(49,079)	946,163
Net Change in Unrealized Appreciation (Depreciation) of Investments	687,766	(1,619,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	486,827	(889,208)

Distributions To Shareholders
From net realized gains	(157,497)	—
Net decrease in net assets from distributions to shareholders	(157,497)	—

Fund Share Transactions
Proceeds from Shares Sold	91,596	288,465
Shares reinvested	153,997	—
Cost of Shares Redeemed	(1,245,170)	(2,889,566)
Redemption Fee Proceeds	202	254
Net Decrease in Net Assets from Fund Share Transactions	(999,375)	(2,600,847)

Total Decrease in Net Assets	(670,045)	(3,490,055)

Net Assets
Beginning of Period	7,787,184	11,277,239
End of Period *	$7,117,139	$7,787,184
* Includes Accumulated Net Investment Loss of	$(114,298)	$(167,706)

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	6,288	17,316
Shares reinvested	10,791	—
Number of Shares Redeemed	(88,407)	(176,808)
Net Decrease in Fund Shares	(71,328)	(159,492)

See Notes to Financial Statements

Global IPO Fund

Financial Highlights

For a Share Outstanding Throughout Each Period

			Year Ended September 30,
	2016		2015		2014		2013		2012

Net Asset Value, Beginning of Period	$14.61		$16.28		$15.60		$11.03		$9.83
Income (Loss) From Investment Operations
Net Investment Loss	(0.30	) **	(0.38	) **	(0.32	) **	(0.15	) **	(0.20)
Net Realized and
Unrealized Gain (Loss)	1.40		(1.29)		0.98		4.72		1.39
Total from Investment Operations	1.10		(1.67)		0.66		4.57		1.19

Less distributions from:
Net realized gains	(0.30)		—		—		—		—
Total from distributions	(0.30)		—		—		—		—

Paid-in-Capital From Redemption Fees	0.00	*	0.00	*	0.02		0.00	*	0.01
Net Asset Value,
End of Period	$15.41		$14.61		$16.28		$15.60		$11.03
Total Return(1)	7.70%		(10.26)%		4.36%		41.43%		12.21%

Ratios and Supplemental Data
Net Assets,
End of Period (000s)	$7,117		$7,787		$11,277		$53,927		$8,182
Ratio of Net Expenses to Average Net Assets(2)	2.49%		2.49%		2.50%		2.50%		2.50%
Ratio of Net Investment Loss to Average Net Assets(2)	(2.14)%		(2.29)%		(2.04)%		(1.15)%		(1.74)%
Ratio of Expense to Average Net Assets, excluding waivers(2)	4.62%		3.86%		2.83%		3.47%		4.46%
Ratio of Net Investment Loss to Average Net Assets, excluding waivers(2)	(4.26)%		(3.66)%		(2.37)%		(2.12)%		(3.70)%
Portfolio Turnover Rate	109.24%		112.50%		198.00%		142.01%		127.64%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(2)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investments companies in which the Fund invests.

*	Per share amount represents less than $0.01 per share.

**	Per Share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

See Notes to Financial Statements

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2016

The Global IPO Fund (“Global IPO Fund” or “Fund”) is a series of Renaissance Capital Greenwich Funds (“Trust”), a Delaware Trust, operating as a registered, diversified, open-end investment company. The Trust, organized on February 3, 1997, may issue an unlimited number of shares and classes of the Global IPO Fund.

The investment objective of the Global IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in post-IPO trading.

The Fund is an investment company and accordingly followed the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: The values of the Fund’s securities are based on the securities’ closing prices on their principal markets, where available. In the absence of a last reported sales price, values may be based on the mean between the last bid and ask prices, if available. Short-term investments that mature in 60 days or less may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. For restricted securities, as well as securities or other assets for which market quotations are not readily available or are unreliable, those securities are to be valued at fair value using good faith estimates as determined in accordance with the Trust’s Fund Securities Valuation Procedures, which is approved annually by the Board. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the Fair Value Committee, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable. The Funds may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded, or where trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2016 (Continued)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The security is valued at book value which represents the issuer’s buy-back price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$7,115,880	$—	$4,232	$7,120,112
Money Market Funds	394,022	—	—	394,022
Total	$7,509,902	$—	$4,232	$7,514,134

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to record transfers at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2016 (Continued)

 The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Common Stock
Beginning Balance	$3,601
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	620
Cost of purchases	11
Proceeds from sales	—
Accrued interest	—
Ending balance	$4,232

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2016 is $620.

Level 3 investments are valued using methods the Board of Trustees has approved in the good-faith belief that the resulting valuation will reflect the fair value of security. The investments did not have a material impact on the Fund’s net assets, therefore unobservable inputs used in formulating such valuations are not presented.

2. FEDERAL INCOME TAXES: It is the Global IPO Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of (2013 – 2015) or expected to be taken in the Fund’s 2016 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

The tax character of distributions paid during the fiscal year ended September 30, 2016 was as follows:

Assets	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$—	$—
Long-Term Capital Gain	157,497	—
Return of Capital	—	—
	$157,497	$—

 There were no distributions for the year ended September 30, 2015.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2016 (Continued)

 As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Total
Undistributed	Undistributed	Post October	Capital	Other	Unrealized	Accumulated
Ordinary	Long-Term	and Late	Loss Carry	Book/Tax	Appreciation/	Earnings/
Income	Gains	Year Losses	Forwards	Differences	(Depreciation)	(Deficits)
$—	$—	$(382,570)	$—	$—	$1,738,640	$1,356,070

The difference between book basis and tax basis accumulated net investment loss and net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $114,298.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $268,272.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and publicly traded partnerships, resulted in reclassification for the year ended September 30, 2016 as follows:

Paid In	Undistributed Net	Accumulated Net
Capital	Investment Income (Loss)	Realized Gains (Loss)
$(178,186)	$205,268	$(27,082)

3. DISTRIBUTIONS TO SHAREHOLDERS: The Global IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

4.  OTHER: Security transactions are accounted for on a trade date basis. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2016 (Continued)

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B.  INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital LLC (“the Adviser”), a registered investment adviser, the Global IPO Fund agrees to pay Renaissance Capital LLC an annual fee equal to 1.50% of the average daily net assets of the Global IPO Fund, payable monthly. For the year ended September 30, 2016, the Adviser earned advisory fees of $106,547. Additionally, the Adviser has contractually agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the Global IPO Fund in order to limit Total Fund Operating Expenses to 2.50% through January 31, 2017. During the year ended September 30, 2016, the Adviser deferred fees and reimbursed expenses of $150,697. These deferrals are subject to later recapture by Renaissance Capital for a period of three years. Total deferrals subject to recapture by Renaissance Capital are $353,121. These deferrals and reimbursements will expire as follows: $72,986 expiring in 2017, $129,438 expiring in 2018, and expiring $150,697 in 2019.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the Global IPO Fund, subject to the overall authority of the Board. For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the Global IPO Fund, subject to an annual minimum plus out of pocket expenses.

D.  SHAREHOLDER SERVICES: The Global IPO Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Global IPO Fund, as determined from time to time by the Board, to pay an annual fee on the Global IPO Fund’s average daily net assets for distribution and shareholder servicing.

The total annual fee for distribution and shareholder servicing of the Global IPO Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the Global IPO Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Global IPO Fund charges a 2% fee on such redemptions of shares held less than 90 days. Such fees amounted to $202 for the year ended September 30, 2016.

Global IPO Fund
Notes to Financial Statements
For the Year Ended September 30, 2016 (Continued)

E.  TRUSTEES’ FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

F. PURCHASES AND SALES: For the year ended September 30, 2016, the Global IPO Fund made purchases with a cost of $7,507,071 and sales with proceeds of $8,422,283 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. RECENT ACCOUNTING PRONOUNCEMENT: In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

I. SUBSEQUENT EVENTS: Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

OBTAINING ADDITIONAL INFORMATION (Unaudited)
HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Global IPO Fund
Supplemental Information
September 30, 2016 (Unaudited)

Cost of Investing

Shareholders of the Fund will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2016 through September 30, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(4/1/16)	(9/30/16)	(4/1/16-9/30/16)
Actual
Hypothetical	$ 1,000.00	$ 1,149.10	$ 13.43
(5% return before expenses)	1,000.00	1,012.50	12.58

*	Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the days in the reporting period).

Global IPO Fund
Trustees and Officers (Unaudited)

Name, Address and Birth Year(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen(c)	Other Directorships Held By Trustee During Past Five Years

Independent Trustees
Warren K. Greene* 1936	Independent Trustee	Since December 1997	President – AmericanInvestors Fund, LLC (July 2006-Present)	3	None
Walter E. Auch, Jr.* 1945	Independent Trustee	Since August 2013	Senior Vice President – H.J. Sims & Co, Inc. (October 2013-2016); Managing Director – Auch Company, LLC (2001-2015)	3	None

Interested Trustees and Officers
Kathleen Shelton Smith 1954(d)	Chairperson, Vice President, Treasurer and Chief Compliance Officer	Since December 1997	Chairman and Chief Compliance Officer; VP, Treasurer and Secretary of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
William K. Smith 1951(e)	President	Since December 1997	President, Chief Executive Officer and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
Linda R. Killian 1950	Chief Investment Officer, Vice President and Secretary	Since December 1997	Vice President and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None

(a)	The address for each Trustee and officer is 165 Mason Street, Greenwich, CT 06830.

(b)	The term of service for each Trustee is indefinite until a successor is duly elected and qualified.

(c)	The Fund Complex consists of the Global IPO Fund, the Renaissance IPO ETF, and the Renaissance International IPO ETF, each a series of the Trust.

(d)	An “Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

(e)	Mr. Smith is the spouse of Kathleen Shelton Smith.

*	Member of the Audit Committee

P r i v a c y  N o t i c e  Rev. 08/2013

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL LLC (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number

●         account balances

●         account transactions

●         transaction history

●         wire transfer instructions

●         checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share

Questions? Call 203-622-2978 or go to www.renaissancecapital.com

P r i v a c y  N o t i c e (Continued)

What We Do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

●     open an account

●     provide account information

●     give us your contact information

●     make a wire transfer

●     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include: Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Renaissance Capital Investments, Inc. Renaissance Capital International, LLC

Renaissance IPO ETF

Renaissance International IPO ETF

2016 Annual Report

September 30, 2016

Renaissance Capital LLC

The IPO Expert

Dear Shareholders,

Renaissance IPO ETF

While the Renaissance IPO ETF has outperformed the market since February 2016, the early year sell-off dragged down overall returns for the last twelve months. For the period from October 1, 2015 to September 30, 2016, the Renaissance IPO ETF’s total return was 6.50% compared with 15.43% for the S&P 500® Index.*

During the period, the Fund underperformed the broad indexes of the equity market due to poor performance of the Consumer Discretionary and Financials sectors. Key detractors included Chinese online direct sales company JD.com, wearable camera manufacturer GoPro, and consumer financial services company Synchrony Financial.

Renaissance International IPO ETF

While the Renaissance International IPO ETF has outperformed the market since February 2016, the early year sell-off dragged down the overall returns for the last twelve months. For the period from October 1, 2015 to September 30, 2016, the Renaissance International IPO ETF’s total return was 3.73% compared with 9.80% for the MSCI ACWI ex-US Index.*

During the period, the Fund underperformed the broad indexes of the equity market due to poor performance of the Information Technology sector. Key detractors included South Korean provider of technology consulting services Samsung SDS, Germany-based internet business consulting firm Rocket Internet, and Hong Kong-listed Lenovo holding company spin-off Legend Holdings.

Thank you for being a shareholder of the Renaissance IPO ETFs.

Sincerely,

William K. Smith
President
Renaissance Capital LLC
November 7, 2016

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. The Funds’ prospectuses contain more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. The S&P 500® Index (registered trademark of The McGraw-Hill Companies, Inc.) is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. The MSCI All Country World ex-U.S. Index is a passive index that captures large and mid-cap representation across 45 developed and emerging market countries, excluding the US. Developed and emerging market countries are defined based on company sizes, security sizes, security liquidity and certain market accessibility criteria. Developed countries are additionally subject to sustainability of economic development criteria. The index covers approximately 80% of the global equity market outside the US.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 1

Growth of a $10,000 Investment

Renaissance IPO ETF
Renaissance IPO Index
S&P 500®
$13,550
$11,187
$10,899
14000.00
13500.00
13000.00
12500.00
12000.00
11500.00
11000.00
10500.00
10000.00
9500.00
9000.00
9/30/2013
1/31/2014
5/31/2014
9/30/2014
1/31/2015
5/31/2015
9/30/2015
1/31/2016
5/31/2016
9/30/2016

The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Renaissance IPO ETF on 10/14/2013. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns. The Renaissance IPO Index is a passive index provided by an affiliate of the Advisor and is calculated independently by FTSE Russell. It represents the top 80% of the market capitalization of U.S. listed companies that have gone public over the last two years

	Average Annual Total Returns
		Since Inception
	1 Year	(10/14/2013)
Renaissance IPO ETF	6.50%	2.95%
Renaissance IPO Index	7.19%	3.85%
S&P 500®	15.43%	10.70%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 2

Growth of a $10,000 Investment

12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
Renaissance International IPO ETF
Renaissance International IPO Index
MSCI All Country World Index ex-US
$10,110
$10,037
$ 9,921
9/30/2014
11/30/2014
1/31/2015
3/31/2015
5/31/2015
7/31/2015
9/30/2015
11/30/2015
1/31/2016
3/31/2016
5/31/2016
7/31/2016
9/30/2016

The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Renaissance International IPO ETF on 10/06/2014. Returns include the reinvestment of all Fund distributions. The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost. Past performance is not predictive of future performance. This chart is for illustrative purposes only and may not represent your returns. The Renaissance International IPO Index is a passive index provided by an affiliate of the Advisor and independently calculated by FTSE Russell. It represents the top 80% of the market capitalization of non-U.S. listed companies that have gone public over the last two years.

	Average Annual Total Returns
		Since Inception
	1 Year	(10/06/2014)
Renaissance International IPO ETF	3.73%	0.19%
Renaissance International IPO Index	4.57%	0.55%
MSCI All Country World Index ex-US	9.80%	(0.40)%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Renaissance Capital Greenwich Funds

We have audited the accompanying statements of assets and liabilities of the Renaissance IPO ETF and the Renaissance International IPO ETF, each a series of shares of Renaissance Capital Greenwich Funds, including the portfolios of investments as of September 30, 2016, and with respect to the Renaissance IPO ETF the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 14, 2013 (commencement of operations) to September 30, 2014, with respect to Renaissance International IPO ETF the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period October 6, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Renaissance IPO ETF and the Renaissance International IPO ETF as of September 30, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2016

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 4

Renaissance IPO ETF
Portfolio Summary (Unaudited)

Top Ten Holdings
As of September 30, 2016

% of Net Assets
Alibaba Group Holding, Ltd.	10.5%
Citizens Financial Group, Inc.	10.2%
Axalta Coating Systems, Ltd.	6.5%
First Data Corp.	4.4%
TransUnion	4.4%
STORE Capital Corp.	4.3%
Zayo Group Holdings, Inc.	2.8%
Shell Midstream Partners LP	2.8%
Shopify, Inc.	2.5%
Paramount Group, Inc.	2.4%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Holdings By Industry
As of September 30, 2016

	% of Net		% of Net
	Assets		Assets
Internet Software & Services	16.5%	Health Care Technology	1.3%
Commercial Banks	12.6%	Construction Materials	1.3%
Real Estate Investment Trusts (REITs)	8.1%	Hotels, Restaurants & Leisure	1.1%
Oil, Gas & Consumable Fuels	7.3%	Independent Power Producers & Energy Traders	1.1%
Life Sciences Tools & Services	7.0%	Automobiles	1.0%
IT Services	6.7%	Health Care Providers & Services	1.0%
Chemicals	6.5%	Internet & Catalog Retail	0.9%
Professional Services	4.4%	Computers & Peripherals	0.9%
Software	3.6%	Capital Markets	0.9%
Diversified Telecommunication Services	2.8%	Semiconductors & Semiconductor Equipment	0.4%
Health Care Equipment & Supplies	2.3%	Specialty Retail	0.3%
Electronic Equipment, Instruments & Components	2.2%	Consumer Finance	0.3%
Biotechnology	2.1%	Diversified Financial Services	0.3%
Food & Staples Retailing	1.9%	Short-Term Investments	8.4%
Trading Companies & Distributors	1.8%	Other assets less liabilities	(8.3%)
Food Products	1.8%	Total	100.0%
Airlines	1.5%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 5

Renaissance International IPO ETF
Portfolio Summary (Unaudited)

Top Ten Holdings
As of September 30, 2016

% of Net Assets
Samsung C&T Corp.	8.1%
Recruit Holdings Co., Ltd.	7.0%
Aena SA	6.1%
Seven Generations Energy, Ltd.	4.1%
Worldpay Group PLC	4.1%
Japan Post Holdings Co., Ltd.	3.7%
Medibank Pvt, Ltd.	3.4%
Auto Trader Group PLC	3.3%
Japan Post Bank Co., Ltd.	3.3%
Samsung SDS Co., Ltd.	3.0%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Holdings By Industry
As of September 30, 2016

	% of Net		% of Net
	Assets		Assets
Insurance	11.8%	Specialty Retail	1.8%
Commercial Banks	10.5%	Hotels, Restaurants & Leisure	1.8%
Capital Markets	9.2%	Health Care Providers & Services	1.2%
Industrial Conglomerates	8.1%	Commercial Services & Supplies	0.9%
IT Services	7.1%	Automobiles	0.8%
Professional Services	7.0%	Construction & Engineering	0.8%
Transportation Infrastructure	6.2%	Electronic Equipment, Instruments & Components	0.7%
Electric Utilities	4.4%	Biotechnology	0.7%
Oil, Gas & Consumable Fuels	4.1%	Food Products	0.7%
Diversified Telecommunication Services	4.0%	Electrical Equipment	0.7%
Internet Software & Services	3.8%	Computers & Peripherals	0.6%
Auto Components	3.1%	Marine	0.2%
Internet & Catalog Retail	2.9%	Short-Term Investments	0.0%
Independent Power Producers & Energy Traders	2.6%	Other assets less liabilities	0.1%
Chemicals	2.3%	Total	100.0%
Real Estate Management & Development	1.9%

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 6

Renaissance IPO ETF
Portfolio Of Investments
September 30, 2016

Shares		Value (US$)
	COMMON STOCKS - 92.7%
	CONSUMER DISCRETIONARY - 3.3%
	Automobiles - 1.0%
2,392	Ferrari NV	$124,073

	Hotels, Restaurants & Leisure - 1.1%
2,700	Planet Fitness, Inc. - Cl. A *	54,189
3,551	Red Rock Resorts, Inc. - Cl. A	83,768
		137,957
	Internet & Catalog Retail - 0.9%
2,960	Wayfair, Inc. - Cl. A * (a)	116,535

	Specialty Retail - 0.3%
2,600	Party City Holdco, Inc. *	44,512
		423,077
	CONSUMER STAPLES - 3.7%
	Food & Staples Retailing - 1.9%
4,160	Performance Food Group Co. *	103,168
5,700	US Foods Holding Corp. *	134,577
		237,745
	Food Products - 1.8%
9,813	Blue Buffalo Pet Products, Inc. *	233,157
		470,902
	ENERGY - 0.1%
	Oil, Gas & Consumable Fuels - 0.1%
1,756	Euronav NV *	13,398

	FINANCIALS - 22.2%
	Capital Markets - 0.9%
4,663	OM Asset Management PLC	64,862
3,074	Virtu Financial, Inc. - Cl. A	46,018
		110,880
	Commercial Banks - 12.6%
52,253	Citizens Financial Group, Inc.	1,291,172
2,600	First Hawaiian, Inc. *	69,836
7,230	Great Western Bancorp, Inc.	240,903
		1,601,911
	Consumer Finance - 0.3%
6,951	Lending Club Corp. *	42,957

	Diversified Financial Services - 0.3%
1,281	Bats Global Markets, Inc.	38,597

	Real Estate Investment Trusts (REITs) - 8.1%
6,734	MGM Growth Properties LLC - Cl. A	175,555
18,602	Paramount Group, Inc.	304,887
18,566	STORE Capital Corp.	547,140
		1,027,582
		2,821,927
	HEALTH CARE - 13.7%
	Biotechnology - 2.1%
8,721	Juno Therapeutics, Inc. * (a)	261,717

	Health Care Equipment & Supplies - 2.3%
2,454	Nevro Corp. *	256,173
500	Penumbra, Inc. *	37,995
		294,168
	Health Care Providers & Services - 1.0%
4,302	Diplomat Pharmacy, Inc. *	120,499

	Health Care Technology - 1.3%
1,500	Cotiviti Holdings, Inc. *	50,295
8,003	Inovalon Holdings, Inc. - Cl. A * (a)	117,724
		168,019
	Life Sciences Tools & Services - 7.0%
6,080	INC Research Holdings, Inc. - Cl. A *	271,047
3,900	Patheon NV *	115,557
3,673	PRA Health Sciences, Inc. *	207,561

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 7

Renaissance IPO ETF
Portfolio of Investments
September 30, 2016 (continued)

Shares		Value (US$)
10,375	VWR Corp. *	$294,235
		888,400
		1,732,803
	INDUSTRIALS - 7.7%
	Airlines - 1.5%
3,534	Virgin America, Inc. *	189,104

	Professional Services - 4.4%
16,141	TransUnion *	556,865

	Trading Companies & Distributors - 1.8%
10,797	Univar, Inc. *	235,914
		981,883
	INFORMATION TECHNOLOGY - 30.3%
	Computers & Peripherals - 0.9%
8,422	Pure Storage, Inc. - Cl. A * (a)	114,118

	Electronic Equipment, Instruments & Components - 2.2%
18,619	Fitbit, Inc. - Cl. A * (a)	276,306

	Internet Software & Services - 16.5%
12,639	Alibaba Group Holding, Ltd. - ADR *	1,337,080
6,299	GoDaddy, Inc. - Cl. A *	217,505
5,123	Match Group, Inc. * (a)	91,138
1,996	Momo, Inc. - ADR *	44,910
7,271	Shopify, Inc. - Cl. A *	312,071
1,400	Twilio, Inc. - Cl. A * (a)	90,104
		2,092,808
	IT Services - 6.7%
2,797	Black Knight Financial Services, Inc. - Cl. A *	114,397
42,454	First Data Corp. - Cl. A *	558,695
15,016	Square, Inc. - Cl. A * (a)	175,086
		848,178
	Semiconductors & Semiconductor Equipment - 0.4%
500	Acacia Communications, Inc. * (a)	51,640

	Software - 3.6%
8,120	Atlassian Corp. PLC - Cl. A *	243,357
4,511	LINE Corp. - ADR * (a)	218,332
		461,689
		3,844,739
	MATERIALS - 7.8%
	Chemicals - 6.5%
28,996	Axalta Coating Systems, Ltd. *	819,717

	Construction Materials - 1.3%
9,019	Summit Materials, Inc. - Cl. A *	167,303
		987,020
	TELECOMMUNICATION SERVICES - 2.8%
	Diversified Telecommunication Services - 2.8%
11,856	Zayo Group Holdings, Inc. *	352,242

	UTILITIES - 1.1%
	Independent Power Producers & Energy Traders - 1.1%
7,817	NRG Yield, Inc. - Cl. C	132,576

	TOTAL COMMON STOCKS (Cost - $11,516,364)	11,760,567

Units
	LIMITED PARTNERSHIPS - 1.1%
	ENERGY - 1.1%
	Oil, Gas & Consumable Fuels - 1.1%
5,833	Tallgrass Energy GP LP	140,284

	TOTAL LIMITED PARTNERSHIPS (Cost - $101,380)	140,284

	MASTER LIMITED PARTNERSHIPS - 6.1%
	ENERGY - 6.1%

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 8

Renaissance IPO ETF
Portfolio of Investments
September 30, 2016 (continued)

Units		Value (US$)
	Oil, Gas & Consumable Fuels - 6.1%
8,370	Antero Midstream Partners LP	$223,479
2,920	Black Stone Minerals LP	52,005
3,005	Dominion Midstream Partners LP	71,850
2,704	EQT GP Holdings LP	67,789
10,963	Shell Midstream Partners LP	351,693
		766,816

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $779,015)	766,816

	SHORT-TERM INVESTMENTS - 8.4%
1,070,556	State Street Navigator Prime Securities Lending Portfolio (b)	1,070,556

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,070,556)	1,070,556

	TOTAL INVESTMENTS - 108.3% (Cost - $13,467,315) (c)	$13,738,223
	LIABILITIES LESS OTHER ASSETS - (8.3)%	(1,047,619)
	NET ASSETS - 100.0%	$12,690,604

*	Non-income producing security.

(a)	Securities (or a portion of the security) on loan. As of September 30, 2016, the market value of securities loaned was $1,039,530. The loaned securities were secured with cash collateral of $1,070,556. Collateral is calculated based on prior day’s prices.

(b)	Represents investments of cash collateral received in connection with securities lending.

(c)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $13,474,803. At September 30, 2016, net appreciation for all securities was $263,420. This consists of aggregate gross unrealized appreciation of $840,353 and aggregate gross unrealized depreciation of $576,933.

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 9

Renaissance International IPO ETF
Portfolio of Investments
September 30, 2016

Shares		Value (US$)
	COMMON STOCKS - 99.9%
	AUSTRALIA - 3.4%
35,176	Medibank Pvt, Ltd.	$66,766

	BRITAIN - 11.8%
12,127	Auto Trader Group PLC (a)	63,738
11,525	CYBG PLC *	39,675
939	Metro Bank PLC *	33,604
2,940	Virgin Money Holdings UK PLC	11,859
20,957	Worldpay Group PLC (a)	80,458
		229,334
	CANADA - 6.4%
2,205	Hydro One, Ltd. (a) (b)	43,530
3,352	Seven Generations Energy, Ltd. - Cl. A *	80,686
		124,216
	CHINA - 14.9%
12,265	3SBio, Inc. * (a)	13,884
15,470	BAIC Motor Corp., Ltd. - Cl. H (a)	16,275
124,752	CGN Power Co., Ltd. - Cl. H (a)	36,832
76,227	China Huarong Asset Management Co., Ltd. * (a)	30,072
9,089	China International Capital Corp., Ltd. - Cl. H * (a)	12,421
18,956	China Railway Signal & Communication Corp., Ltd. - Cl. H (a)	14,224
81,927	China Reinsurance Group Corp. - Cl. H	19,435
25,934	Dali Foods Group Co., Ltd. (a) (b)	13,675
2,874	Everbright Securities Co., Ltd. - Cl. H * (a)	4,276
5,958	Fuyao Glass Industry Group Co., Ltd. - Cl. H (a) (b)	16,285
19,875	GF Securities Co., Ltd. - Cl. H (b)	42,023
22,117	Huatai Securities Co., Ltd. - Cl. H (a)	44,768
5,074	Legend Holdings Corp. - Cl. H (a) (b)	12,416
6,632	Orient Securities Co., Ltd. - Cl. H * (a)	6,703
6,745	Red Star Macalline Group Corp., Ltd. - Cl. H (a)	6,470
40,580	Tianhe Chemicals Group, Ltd. * (a) (c)	—
		289,759
	DENMARK - 2.1%
1,010	DONG Energy AS * (a)	41,906

	FRANCE - 3.1%
537	Amundi SA (a)	28,051
1,088	Elis SA	17,960
754	SPIE SA	15,005
		61,016
	GERMANY - 7.8%
768	Covestro AG (a)	45,406
213	Hapag-Lloyd AG * (a)	4,376
553	Hella KGaA Hueck & Co.	21,904
461	Rocket Internet AG * (a) (b)	9,907
917	Schaeffler AG - (Preference Shares)	14,504
1,351	Zalando SE * (a)	56,380
		152,477
	INDONESIA - 0.4%
33,547	Mitra Keluarga Karyasehat Tbk PT	7,172

	ITALY - 2.8%
3,068	Infrastrutture Wireless Italiane S.p.A. (a)	15,088
5,857	Poste Italiane S.p.A. (a)	40,168
		55,256
	JAPAN - 15.7%
5,394	Japan Post Bank Co., Ltd.	63,565
5,782	Japan Post Holdings Co., Ltd.	72,015
823	Japan Post Insurance Co., Ltd.	17,839
3,377	Recruit Holdings Co., Ltd.	136,872
1,220	Skylark Co., Ltd.	16,362
		306,653

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 10

Renaissance International IPO ETF
Portfolio of Investments
September 30, 2016 (continued)

Shares		Value (US$)
	MALAYSIA - 0.7%
32,110	Malakoff Corp. Bhd	$12,811

	MEXICO - 0.4%
7,241	Nemak SAB de CV (a)	7,973

	NETHERLANDS - 5.8%
2,747	ABN AMRO Group NV (a)	56,841
672	ASR Nederland NV *	13,671
376	Flow Traders (a)	11,438
659	GrandVision NV (a)	18,322
483	Philips Lighting NV * (a)	12,846
		113,118
	NORWAY - 1.4%
830	Entra ASA (a)	9,292
1,270	XXL ASA (a)	17,395
		26,687
	SOUTH KOREA - 11.1%
1,160	Samsung C&T Corp.	156,935
419	Samsung SDS Co., Ltd.	58,588
		215,523
	SPAIN - 7.8%
812	Aena SA (a)	119,767
1,798	Cellnex Telecom SAU (a)	32,518
		152,285
	SWEDEN - 0.8%
603	Lifco AB - Cl. B	16,314

	SWITZERLAND - 1.6%
434	Sunrise Communications Group AG * (a)	30,266

	UAE - 1.9%
41,221	DXB Entertainments PJSC *	17,732
27,345	Emaar Malls PJSC	20,250
		37,982
	TOTAL COMMON STOCKS
	(Cost - $1,957,773)	1,947,514

	SHORT-TERM INVESTMENTS - 0.0%
538	State Street Navigator Prime Securities Lending Portfolio (d)	$538
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $538)	538

	TOTAL INVESTMENTS - 99.9% (Cost - $1,958,311) (e)	$1,948,052
	LIABILITIES LESS OTHER ASSETS - 0.1%	1,984
	NET ASSETS - 100.0%	$1,950,036

*	Non-income producing security.

(a)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(b)	Securities (or a portion of the security) on loan. As of September 30, 2016, the market value of securities loaned was $79,498. The loaned securities were secured with cash collateral of $538 and non-cash collateral with a value of $84,481. The non-cash collateral received consists primarily of government securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(c)	Security has been deemed worthless by the Advisor in accordance with the valuation policies and procedures approved by the Board of Trustees. The Advisor has determined this security to be a Level 3.

(d)	Represents investments of cash collateral received in connection with securities lending.

(e)	Represents cost for financial reporting purposes. The cost for Federal income tax purposes is $1,972,554. At September 30, 2016, net depreciation for all securities was $24,502. This consists of aggregate gross unrealized appreciation of $149,454 and aggregate gross unrealized depreciation of $173,956.

PJSC - Public Joint Stock Company

PLC - Public Limited Company

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 11

Renaissance IPO ETFs

Statement of Assets and Liabilities

September 30, 2016

		Renaissance
	Renaissance	International
	IPO ETF	IPO ETF
Assets
Investment Securities
At Cost	$13,467,315	$1,958,311
At Value*	13,738,223	1,948,052
Cash	34,912	—
Foreign Cash, at Value (Cost $0 and $49,502, respectively)	—	49,500
Dividends Receivable	8,172	3,351
Total Assets	13,781,307	2,000,903

Liabilities
Payable Upon Receipt of Securities Loaned	1,070,556	538
Due to Custodian	—	47,743
Payable for Investments Purchased	—	3
Accrued Management Fees	20,147	2,583
Total Liabilities	1,090,703	50,867
Net Assets	$12,690,604	$1,950,036

Net Assets Consist of:
Paid-in-Capital	$15,544,037	$2,150,294
Accumulated Net Investment Income	—	(2,817)
Accumulated Net Realized Loss on Investments and Foreign Currency	(3,124,341)	(187,148)
Net Unrealized Appreciation (Depreciation) Investments and Foreign Currency	270,908	(10,293)
Total Net Assets	$12,690,604	$1,950,036

Net Asset Value Per Share	$21.15	$19.50
Shares Outstanding (no par value, unlimited amount authorized)	600,000	100,001
* Includes investments in securities on loan, at value	$1,039,530	$79,498

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 12

Renaissance IPO ETFS

Statement of Operations

For the Year Ended September 30, 2016

		Renaissance
	Renaissance	International
	IPO ETF	IPO ETF
Investment Income
Dividends (net of foreign tax withheld of $331 and $5,134, respectively)	$117,273	$48,092
Securities Lending Income	37,988	3,185
Other Income	1,055	827
Total Investment Income	156,316	52,104
Expenses
Management Fees	93,097	15,144
Net Investment Income	63,219	36,960
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Loss on Investments	(3,240,579)	(147,030)
Net Realized Gain (Loss) on In-Kind Transactions	(142,264)	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(5,136)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,735,973	180,131
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translations	—	3,326
Net Realized and Unrealized Gain on Investments and Foreign Currency	353,130	31,291
Net Increase in Net Assets Resulting from Operations	$416,349	$68,251

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 13

Renaissance IPO ETF

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
Increase (Decrease) in Net Assets from Operations
Net Investment Income	$63,219	$82,740
Net Realized Gain (Loss) on Investments	(3,240,579)	104,854
Net Realized Gain (Loss) on In-Kind Transactions	(142,264)	2,657,792
Net Change in Unrealized Appreciation (Depreciation) of Investments	3,735,973	(5,189,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	416,349	(2,344,360)
Distributions to Shareholders From
Net Investment Income	(66,974)	(99,647)
Net Realized Gain on Investments		(633,344)
Total Distributions to Shareholders	(66,974)	(732,991)
Fund Share Transactions
Proceeds from Shares Sold	—	18,611,855
Cost of Shares Redeemed	(8,616,024)	(27,905,943)
Other Capital (Note 4)	1,750	2,250
Net Decrease in Net Assets from Fund Share Transactions	(8,614,274)	(9,291,838)
Total Decrease in Net Assets	(8,264,899)	(12,369,189)
Net Assets
Beginning of Period	20,955,503	33,324,692
End of Period*	$12,690,604	$20,955,503
* Includes Accumulated Net Investment Income of	$—	$11,231
Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	—	800,000
Number of Shares Redeemed	(450,000)	(1,200,000)
Net Decrease in Fund Shares	(450,000)	(400,000)

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 14

Renaissance International IPO ETF

Statement of Changes in Net Assets

	Year Ended	Period Ended
	September 30,	September 30,
	2016	2015(1)
Increase (Decrease) in Net Assets from Operations
Net Investment Income	$36,960	$23,882
Net Realized Loss on Investments and Foreign Currency	(152,166)	(48,007)
Net Realized Gain on In-Kind Transactions	—	167,880
Net Change in Unrealized Appreciation (Depreciation) of Investments	183,457	(193,750)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,251	(49,995)
Distributions to Shareholders From
Net Investment Income	(31,470)	(23,906)
Net Realized Gain on Investments	—	—
Total Distributions to Shareholders	(31,470)	(23,906)
Fund Share Transactions
Proceeds from Shares Sold	—	3,128,409
Cost of Shares Redeemed	—	(1,141,253)
Net Increase in Net Assets from Fund Share Transactions	—	1,987,156
Total Increase in Net Assets	36,781	1,913,255
Net Assets
Beginning of Period	1,913,255	—
End of Period*	$1,950,036	$1,913,255
* Includes Accumulated Net Investment Income (Loss) of	$(2,817)	$(3,171)
Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	—	150,001
Number of Shares Redeemed	—	(50,000)
Net Increase in Fund Shares	—	100,001

(1)	Commenced operations October 6, 2014.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 15

Renaissance IPO ETF

Financial Highlights

For a Share Outstanding Throughout the Period

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2016	2015	2014(1)
Net Assets Value, Beginning of Period	$19.96	$22.98	$20.00
Income (Loss) From Investment Operations
Net Investment Income(2)	0.08	0.07	0.06
Net Realized and Unrealized Gain (Loss)	1.21	(2.57)	2.98
Total from Investment Operations	1.29	(2.50)	3.04
Other Capital(2)	0.00 *	0.00 *	0.00	*
Distribution to Shareholders From Net Investment Income	(0.10)	(0.07)	(0.06)
Realized Gain on Investments	—	(0.45)	—
Net Asset Value, End of Period	$21.15	$19.96	$22.98
Total Return(3)	6.50%	(11.18)%	15.22%
Ratios and Supplemental Data
Net Assets, End of Period (000s)	$12,691	$20,956	$33,325
Ratio of Net Expenses to Average Net Assets	0.60%	0.60%	0.60	% (4)
Ratio of Net Investment Income to Average Net Assets	0.41%	0.30%	0.30	% (4)
Portfolio Turnover Rate(5)	109%	86%	127%

(1)	Commenced operations October 14, 2013.

(2)	Calculated using average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

*	Per share amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 16

Renaissance International IPO ETF

Financial Highlights

For a Share Outstanding Throughout the Period

	Year Ended	Period Ended
	September 30,	September 30,
	2016	2015(1)
Net Assets Value, Beginning of Period	$19.13	$20.00
Income (Loss) From Investment Operations
Net Investment Income(2)	0.37	0.24
Net Realized and Unrealized Gain (Loss)	0.31	(0.87)
Total from Investment Operations	0.68	(0.63)
Distribution to Shareholders From Net Investment Income	(0.31)	(0.24)
Net Asset Value, End of Period	$19.50	$19.13
Total Return(3)	3.73%	(3.24)%
Ratios and Supplemental Data
Net Assets, End of Period (000s)	$1,950	$1,913
Ratio of Net Expenses to Average Net Assets	0.80%	0.80	% (4)
Ratio of Net Investment Income to Average Net Assets	1.95%	1.18	% (4)
Portfolio Turnover Rate(5)	81%	101%

(1)	Commenced operations October 6, 2014.

(2)	Calculated using average shares method.

(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the payment date. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See Accompanying Notes to Financial Statements.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 17

Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016

The Renaissance IPO ETF and the Renaissance International IPO ETF (each a “Fund” and collectively, the “Funds”) are a series of Renaissance Capital Greenwich Funds (“the Trust”), a Delaware Trust, operating as a registered, non-diversified, open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust, organized on February 3, 1997, may issue an unlimited number of shares of the Funds. The shares of the Fund are referred to herein as “Shares.”

The Trust currently consists of three series: an open-end mutual fund and the Funds. The Renaissance IPO ETF commenced operations on October 14, 2013 and the Renaissance International IPO ETF commenced operations on October 6, 2014. The financial statements herein relate solely to those of the Funds.

The Funds are exchange-traded funds (“ETFs”). As ETFs, the Funds trade like other publicly-traded securities and are designed to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), Shares of the Funds may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. The Shares of the Funds are listed on the NYSE Arca (the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These financial statements are presented in United States dollars.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

A. FOREIGN CURRENCY TRANSLATIONS: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

B. SECURITY VALUATION: The values of the Funds’ securities are based on the securities’ closing prices on their principal markets, where available. In the absence of a last reported sales price, values may be based on the mean between the last bid and ask prices, if available. For restricted securities, as well as securities or other assets for which market quotations are not readily available or are unreliable, those securities are to be valued at fair value using good faith estimates as determined in accordance with the Trust’s Fund Securities Valuation Procedures, which is approved annually by the Board of Trustees (the “Board”). There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the Fair Value Committee, after consulting with representatives of the Fund’s Adviser, Renaissance Capital LLC (the “Advisor”), and/or the Fund’s Administrator, State Street Bank and Trust, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; (iii) short-term instruments with maturities of 60 days or less at the date of the purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost; and (iv) determinations of value by one or more pricing services for a security or securities deemed comparable. The Funds may also use fair value pricing in a variety of circumstances, including, but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded, or where trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the NAV of the Funds and the prices used by each of the Funds’ benchmark indices, the Renaissance IPO Index and the Renaissance International IPO Index, respectively (the “Indices”). This may adversely affect the Funds’ ability to track the Indices.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 18

Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2016, all of the Funds’ investments were valued based on Level 1 inputs, except as noted and detailed on the Portfolio of Investments.

It is the Funds’ policy to record transfers in to or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no significant transfers in to or out of any level during the current period presented.

C. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on an accrual basis.

D. INVESTMENT TRANSACTIONS: Security transactions are accounted for on a trade date basis for financial reporting purposes. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2. FEDERAL INCOME TAXES: It is the Funds’ intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of their taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years (current and prior years, as applicable) or expected to be taken in the Fund’s 2016 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments.

The components of accumulated earnings on a tax basis were as follows:

Renaissance IPO ETF	2016
Undistributed Ordinary Income	$—
Undistributed Long-Term Gains	—
Capital Loss Carry Forwards	(3,116,853)
Post October and Late Year Losses	—
Unrealized Appreciation	263,420
Total Accumulated Earnings	$(2,853,433)

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

Renaissance International IPO ETF	2016
Undistributed Ordinary Income	$—
Undistributed Long-Term Gains	—
Capital Loss Carry Forwards	(172,905)
Post October and Late Year Losses	(2,817)
Unrealized Appreciation	(24,536)
Total Accumulated Earnings	$(200,258)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss on investments and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and partnerships.

Capital loss carry forwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed. As of September 30, 2016, the Renaissance IPO ETF had non-expiring short term capital loss carry forwards of $875,769 and long term capital loss carry forwards of $2,241,084. The Renaissance International IPO ETF has non-expiring short term capital loss carry forwards of $154,119 and long term capital loss forwards of $18,786.

The Renaissance International IPO ETF has elected to defer losses incurred from November 1, 2015 through September 30, 2016 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. As of September 30, 2016, Renaissance International IPO ETF has late year ordinary loss deferrals of $2,817.

For the year ended September 30, 2016, the Renaissance IPO ETF and the Renaissance International IPO ETF reclassified non-taxable security loss realized on the in-kind redemption of Creation Units (Note 4) as an increase to paid-in-capital in the Statement of Assets and Liabilities in the amounts of $(142,264) and $0, respectively.

The tax character of distributions paid during the year ended September 30, 2016 was ordinary income of $66,974 and $31,470 for the Renaissance IPO ETF and Renaissance International IPO ETF, respectively. The tax character of distributions paid during the year ended September 30, 2015 was ordinary income of $732,991 and $23,906 for the Renaissance IPO ETF and Renaissance International IPO ETF, respectively.

A. DISTRIBUTIONS TO SHAREHOLDERS: The Funds will normally distribute substantially all of their net investment income at least annually. Any realized net capital gains will be distributed annually. The Funds may also pay a special distribution at any time to comply with U.S federal tax requirements. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Permanent book and tax differences resulted in reclassifications for the fiscal year ended September 30, 2016 as follows:

			Increase (Decrease)
			to Accumulated Net
		Increase (Decrease) to	Realized Gain on
	Increase (Decrease) to	Accumulated Net	Investments and
	Paid-In Capital	Investment Loss	Foreign Currency
Renaissance IPO ETF	$(365,340)	$(7,476)	$372,816
Renaissance International IPO ETF	—	(5,136)	5,136

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

3.	FEES AND EXPENSES

A. MANAGEMENT FEE: The Advisor serves as investment advisor to the Funds pursuant to an investment management agreement between the Trust and the Advisor (the “Investment Management Agreement”). Under the Investment Management Agreement, the Advisor, subject to the supervision of the Board and in conformity with the stated investment policies of the Funds, manages the investment of the Funds’ assets. The Advisor is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

Pursuant to a Supervision and Administration Agreement between the Trust, on behalf of the Funds, and the Advisor, the Advisor oversees the operation of the Funds, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Funds to operate, and exercises day-to-day oversight over the Funds’ service providers. Under the Supervision and Administration Agreement, the Advisor also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of the Funds.

Pursuant to the terms of each of the Investment Management Agreement and the Supervision and Administration Agreement, the Trust has agreed to indemnify the Advisor for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Investment Management Agreement also provides that the Advisor may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

As compensation for its services, the Advisor is paid a monthly management fee for providing investment advisory, supervisory, administrative and other services the Funds require under an all-in fee structure based on a percentage of the Funds’ average daily net assets at the annual rate of 0.60% for Renaissance IPO ETF and 0.80% for Renaissance International IPO ETF.

The Funds also bear certain other expenses, which are specifically excluded from being covered under the management fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Funds. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement.

B. DISTRIBUTION AND SERVICING FEES: Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Shares of the Funds. The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of their Shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of the Funds’ average daily net assets each year. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Funds’ assets on an ongoing basis, these fees will increase the cost of your investment in the Funds.

4. SHAREHOLDER TRANSACTIONS: The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. Creation Units are sold to and from institutional brokers through participation agreements. Except when aggregated in Creation Units, Shares of the Funds are not redeemable. Such transactions generally consist of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise the Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the Funds, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the Funds to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Funds (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

begins on the ex-dividend date for the Funds and ends on the next ex-dividend date. Transactions in capital shares for the Funds are disclosed in detail in the Statements of Changes in Net Assets.

A fixed transaction fee of $500 per Creation Unit for the Renaissance IPO ETF and $1,000 per Creation Unit for the Renaissance International IPO ETF, regardless of the number of Creation Units that are created or redeemed on the same day, is charged to the institutional broker creating or redeeming Creation Units. An additional variable fee may be charged for certain transactions. Transaction fees are received by the Trust and/or Custodian and are used to defray related expenses. The amounts are included in Other Capital on the Statements of Changes in Net Assets.

5. INDEMNIFICATION: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Funds. In addition, in the normal course of business, the Funds may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the risk of loss due to these warranties appears to be remote.

6. INVESTMENT TRANSACTIONS: For the year ended September 30, 2016, the Renaissance IPO ETF had in-kind contributions of $0, in-kind redemptions of $0, and an in-kind net realized loss of $(142,264). For the year ended September 30, 2016, the Renaissance International IPO ETF did not have any in-kind transactions.

The in-kind contributions and in-kind redemptions shown above may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The amounts shown above represent the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transaction.

The length of time the Funds have held a particular security is not generally a consideration in investment decisions. A change in the securities held by each Fund is known as “portfolio turnover.” The Funds may engage in frequent and active trading of portfolio securities to achieve their investment objective, including, without limitation, to reflect changes in the component securities of the Index, such as reconstitutions or additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by the Funds are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. High portfolio turnover involves correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. The portfolio turnover rates are reported in the Financial Highlights.

For the year ended September 30, 2016, the Renaissance IPO ETF made purchases with a cost of $17,201,803 and sales with proceeds of $17,157,011 of investment securities and the Renaissance International IPO ETF made purchases with a cost of $1,519,168 and sales with proceeds of $1,524,163 of investment securities (excluding short-term securities).

7. SECURITIES LENDING: The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% for U.S. securities and 105% for international securities of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Funds will receive collateral in connection with all loans of its securities holdings, the Funds would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Funds) or become insolvent. The Funds may pay fees to the party arranging the loan of securities. In addition, the Funds will bear the risk of loss of any cash collateral that it invests. The Funds will then invest the cash collateral received in the State Street Navigator Securities Lending Government Money Market Portfolio, and record a liability for the return of the collateral, during the period the securities are on loan. The Funds are subject to a lending limit of 33 1/3% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Funds have the right to repurchase the securities using the collateral in the open market.

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments. The lending fees and the Funds’ portion of the interest income earned on the cash collateral are included on the Statements of Operations as securities lending income.

See the Portfolio of Investments for information about the value of the securities on loan and their related collateral. The loaned securities are subject to enforceable netting arrangements and as of September 30, 2016, the value of the related collateral exceeded the value of the securities loaned.

		Gross Amounts not offset in the
		Statement of Financial Position
		Gross Amounts	Net Amounts
	Gross Amounts	Offset in the	Presented in the			Collateral
	of Recognized	Statement of	Statement of	Financial		Pledged	Net
Securities Lending	Liabilities	Financial Position	Financial Position	Instruments		(Received)	Amount

Renaissance IPO ETF	$1,070,556	$—	$1,070,556	$1,070,556	(a)	$—	$—
Renaissance International IPO ETF	$538	$—	$538	$538	(a)	$—	$—

(a)	Collateral for securities on loan is included in the Schedule of Investments

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the period ended September 30, 2016:

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,070,556	$—	$—	$—	$1,070,556

Total Borrowings	$1,070,556	$—	$—	$—	$1,070,556
Gross amount of recognized liabilities for securities lending transactions					$1,070,556

	Remaining Contractual Maturity of the Agreements
	As of September 30, 2016
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$538	$—	$—	$—	$538

Total Borrowings	$538	$—	$—	$—	$538
Gross amount of recognized liabilities for securities lending transactions					$538

8. PRINCIPAL RISKS: Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Funds. In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of selected principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Funds’ Prospectus.

A. RISK OF INVESTING IN IPOS. The Funds invest in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

above-average price appreciation in connection with the initial public offering prior to inclusion in the Indices. The price of stocks included in the Indices may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

B. FINANCIAL SECTOR RISK. Financial companies frequently represent the largest sector in the Renaissance International IPO Index. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

C. INFORMATION TECHNOLOGY RISK. Information technology companies frequently represent the largest sector in the Renaissance IPO Index. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

D. SMALL AND MID-CAPITALIZATION COMPANY RISK. The Funds invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

E. DEPOSITARY RECEIPT RISK. The Funds may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. GDRs are certificates issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally through the various bank branches. Sponsored ADRs or GDRs are issued with the support of the issuer of the foreign stock underlying the ADRs or GDRs and carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs and GDRs in the Funds’ portfolios are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Funds’ portfolios. In addition, because the underlying securities of ADRs or GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs or GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Funds.

F. REIT RISK. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in foreign, national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with foreign or domestic tax requirements affecting REITs may be subject to income taxation, including the U.S federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Funds invest in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company.

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

G. PARTNERSHIP UNIT RISK. Investments in partnership units, such as master limited partnerships and trusts, involve risks that differ from an investment in common stock. Holders of partnership units have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in partnership units. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a partnership, including a conflict arising as a result of incentive distribution payments.

H. NON-U.S. ISSUER RISK. Certain companies in which the Funds may invest may be non-U.S. issuers whose securities are listed on U.S. exchanges. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional costs, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers.

I. EMERGING MARKETS RISK. The funds may invest a portion of their portfolios in securities of issuers located in emerging markets. Emerging market companies involve certain risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.

J. EQUITY SECURITIES RISK. The value of the equity securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Funds participate, or factors relating to specific issuers in which the Funds invest. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns.

K. MARKET RISK. The prices of the securities in the Funds are subject to the risk associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Funds may lose money.

L. INDEX TRACKING RISK. The Funds’ returns may not match the returns of the Indices for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing a Fund’s securities holdings to reflect changes in the composition of its Index. Because the Funds bear the costs and risks associated with buying and selling securities while such costs and risks are not factored into the returns of the Indices, the Funds’ returns may deviate significantly from the returns of the Indices. In addition, the Funds may not be able to invest in certain securities included in the Indices, or invest in them in the exact proportions in which they are represented in the Indices, due to legal restrictions or other limitations. To the extent that a Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Index is based on securities’ closing prices, a Fund’s ability to track its Index may be adversely affected.

M. REPLICATION MANAGEMENT RISK. An investment in the Funds involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Funds are not “actively” managed, unless a specific security is removed from one of the Indices, the Funds generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Funds’ performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

N. PREMIUM/DISCOUNT RISK. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholders may sustain losses.

O. NON-DIVERSIFIED RISK. The Funds are classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in a single company. As a result, the gains and losses on a single investment may have a greater impact on the Funds’ NAV and may make the Funds more volatile than more diversified funds. The Funds may be particularly vulnerable to this risk because they seek to replicate indices that are comprised of a limited number of securities.

P. CONCENTRATION RISK. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent its Index concentrates in a particular sector or sectors or industry or group of industries. The Funds may be subject to the risk that economic, political or other conditions that have a negative effect on that industry will negatively impact the Funds to a greater extent than if the Funds’ assets were invested in a wider variety of sectors or industries.

Q. SECURITIES LENDING RISK. The Funds may engage in securities lending. Securities lending involves the risk that the fund may lose money because the borrower of the Funds’ loaned securities fails to return the securities in a timely manner or at all. The Funds could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Funds.

R. CUSTODY RISK. The Renaissance International IPO ETF invests in securities on non-U.S. exchanges. Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

S. CURRENCY RISK. The Renaissance International IPO ETF holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund’s Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Renaissance International IPO ETF may change quickly and without warning and you may lose money.

T. VALUATION RISK. The sales price the Renaissance International IPO ETF could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Renaissance International IPO Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Renaissance International IPO ETF portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

9. RECENT ACCOUNTING PRONOUNCEMENTS: In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

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Renaissance IPO ETFs

Notes to Financial Statements

For the Year Ended September 30, 2016 (continued)

10. SUBSEQUENT EVENTS: The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

11. CUSTODIAN OUT-OF-POCKET EXPENSES: On August 4, 2016 State Street Bank and Trust (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2013 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses that should have been adjusted over time but were not. SSB has estimated, and offered to reimburse, the amount of the difference in what was and what should have been charged, plus interest. The Funds continue to review the information provided by SSB in anticipation of settling the matter. For each Fund, the reimbursement amount offered by SSB is shown as “Other Income” on the Statement of Operations. Based on the information provided by SSB, the Funds believe the impact of these errors is immaterial for each Fund.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 27

Renaissance IPO ETFs

Other Information (Unaudited)

For the Year Ended September 30, 2016

Proxy Voting Policies and Procedures and Records

Information regarding how the Funds voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-486-6645 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Discount/Premium Information

Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the Net Asset Value of the Fund during the past calendar year, when available can be found at www.renaissancecapital.com.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-486-6645.

Cost of Investing

Shareholders of the Funds will incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help the shareholder understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2016.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Renaissance IPO ETF charges a transaction fee of $500 per Creation Unit and the Renaissance International IPO ETF charges a transaction fee of $1,000 per Creation Unit to those persons creating or redeeming Creation Units. If you buy or sell the Funds’ shares in the secondary market, you will incur customary brokerage commissions and charges.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 28

Renaissance IPO ETFs

Other Information (Unaudited)

For the Year Ended September 30, 2016 (continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	(4/1/16)	(9/30/16)	(4/1/16-9/30/16)	Expense Ratio
Renaissance IPO ETF
Actual	$1,000	$1,096	$3.14	0.60%
Hypothetical	$1,000	$1,022	$3.03	0.60%
(5% return before expenses)

Renaissance International IPO ETF
Actual	$1,000	$1,033	$4.07	0.80%
Hypothetical	$1,000	$1,021	$4.04	0.80%
(5% return before expenses)

Additional Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2016.

Dividend Received Deduction

The percentage of distributions which qualify for the corporate dividends received is 93.83% and 0.00% for the Renaissance IPO ETF and Renaissance International IPO ETF Fund, respectively.

Foreign Taxes Credit

Renaissance International IPO ETF Fund designates $4,765 as foreign taxes paid and $53,227 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal year ended September 30, 2016 is considered qualified dividend income, and is eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Renaissance IPO ETF Fund and Renaissance International IPO ETF Fund had qualified dividend income of $54,266 and $31,470, respectively, for the period ended September 30, 2016.

Long Term Capital Gains

Renaissance IPO ETF had no long term gain dividends during the year ended September 30, 2016. Renaissance International IPO ETF had no long term gain dividends during the year ended September 30, 2016.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 29

Trustees and Officers (Unaudited)

Name Address Date of Birth	Position(s) Held with Trust	Length of Service[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]	Other Directorships Held
Independent Trustees
Warren K. Greene* 165 Mason Street Greenwich, CT 06830 02/36	Independent Trustee	Since December 1997	President – American Investors Fund, LLC (July 2006 – Present)	3	EII Realty Securities Trust
Walter E. Auch Jr.* 165 Mason Street Greenwich, CT 06830 03/45	Independent Trustee	Since August 2013	Managing Director – Auch Company, LLC (2001-2015); Senior Vice President – HJ Sims & Co., Inc. (2013-2016)	3	None
Interested Trustee and Officers
Kathleen Shelton Smith[3] 165 Mason Street Greenwich, CT 06830 05/54	Interested Trustee, Chairman, Treasurer and Chief Compliance Officer	Since December 1997	Chairman and Chief Compliance Officer, Vice President, Treasurer and Secretary of Renaissance Capital LLC, Renaissance Capital Investments Inc. and Renaissance Capital International, LLC	3	None
William K. Smith[4] 165 Mason Street Greenwich, CT 06830 05/51	President	Since December 1997	President, Chief Executive Officer and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None
Linda R. Killian 165 Mason Street Greenwich, CT 06830 08/50	Chief Investment Officer, Vice President, Secretary	Since December 1997	Vice President and Director of Renaissance Capital LLC, Renaissance Capital Investments, Inc. and Renaissance Capital International, LLC	3	None

1	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

2	The Fund Complex consists of the Global IPO Fund, Renaissance IPO ETF and Renaissance International IPO ETF, each a series of the Trust.

3	“Interested person” of the Trust within the meaning of the 1940 Act. Ms. Smith is an officer of the Adviser and the spouse of William K. Smith.

4	Mr. Smith is the spouse of Kathleen Shelton Smith.

The Funds’ Statement of Additional Information (SAI) includes information about each Fund’s trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.

*	Member of the Audit Committee.

R e n a i s s a n c e C a p i t a l — T h e I P O E x p e r t Page 30

Item 2. Code of Ethics

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, the combined code of ethics for the registrant and its adviser was amended to clarify the periods of restrictions regarding employee trading in covered securities, the responsibilities of employees with respect to inside information, and the procedures for reviewing and certifying personal trading reports submitted by employees.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees
	Registrant	Adviser
FY 09/30/16	$39,000	N/A
FY 09/30/15	$39,000	N/A

(b)	Audit-Related Fees
	Registrant	Adviser
FYE 09/30/16	$0	N/A
FYE 09/30/15	$0	N/A

(c)	Tax Fees
	Registrant	Adviser
FYE 09/30/16	$7,500	N/A
FYE 09/30/15	$7,500	N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
	Registrant	Adviser
FYE 09/30/16	$0	N/A
FYE 09/30/15	$0	N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	N/A	N/A
Tax Fees:	N/A	N/A
All Other Fees:	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FYE 09/30/2016	$7,500	N/A
FYE 09/30/2015	$7,500	N/A

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s Audit Committee are Warren K. Greene and Walter E. Auch, Jr.

Item 6. Schedule of Investments

Schedule of Investments is included as part of Item 1 of the Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3) Not applicable to the filing.

(b)       The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENAISSANCE CAPITAL GREENWICH FUNDS

By: /s/ William K. Smith

William K. Smith,

President

Date: December 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William K. Smith

William K. Smith,

President

Date: December 6, 2016

By: /s/ Kathleen S. Smith

Kathleen S. Smith,

Chairman of the Board, Treasurer

Date: December 6, 2016